UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2011
ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)
001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)
(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modifications to Rights of Security Holders
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1
EX-8.1
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On April 8, 2011, Essex Property Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Raymond James & Associates, Inc. as the representatives of the several underwriters named on Schedule A therein, relating to the issuance and sale of 2,600,000 shares of the Company’s 7.125% Series H Cumulative Redeemable Preferred Stock, $0.0001 par value per share (the “Series H Preferred Stock”), at a public offering price of $25.00 per share (the “Preferred Stock Offering”). The Company has also granted the underwriters an option to purchase up to an additional 390,000 shares of Series H Preferred Stock to cover over-allotments, if any. The closing of the Preferred Stock Offering occurred on April 13, 2011.
     The shares of Series H Preferred Stock issued and sold pursuant to the Underwriting Agreement were registered on the Company’s automatic shelf registration statement on Form S-3 (File No. 333-165693), which became effective upon filing on March 25, 2010, and described in the Company’s prospectus supplement dated April 8, 2011, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.
     The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement described above, which disclosure is hereby incorporated by reference.
     In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Venable LLP and Baker & McKenzie LLP, respectively.
Item 3.03.Material Modifications to Rights of Security Holders.
     On April 11, 2011, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary to the Articles of Amendment and Restatement of Essex Property Trust, Inc., as amended and supplemented (the “Articles”), classifying and designating 8,000,000 of the Company’s authorized common stock as shares of the Series H Preferred Stock (the “Articles Supplementary”). A copy of the Articles Supplementary was filed as Exhibit 3.17 to the Company’s registration statement on Form 8-A, filed on April 12, 2011, and is incorporated herein by reference.
     As set forth in the Articles Supplementary, the shares of Series H Preferred Stock rank senior to shares of the Company’s common stock (“Common Stock”), and on parity with the Company’s outstanding 7.8125% Series F Cumulative Redeemable Preferred Stock, its outstanding 4.875% Series G Cumulative Convertible Preferred Stock and any future equity securities that the Company may later authorize or issue and that by their terms are on parity with the Series H Preferred Stock. Holders of shares of Series H Preferred Stock, when and as authorized by the Board of Directors of the Company, are entitled to cumulative cash distributions at the rate of 7.125% per annum of the $25.00 per share liquidation preference, equivalent to $1.78125 per annum per share. Distributions are payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2011. In addition to other preferential rights, the holders of shares of Series H Preferred Stock are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of Common Stock in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.
     Generally, the shares of Series H Preferred Stock are not redeemable by the Company before April 13, 2016. However, upon the occurrence of a “Change of Control” (as defined below), holders of Series H Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem their Series H Preferred Stock) to convert some or all of their Series H Preferred Stock (the “Change of Control Conversion Right”) into a number of shares of Common Company per share of Series H Preferred Stock to be converted equal to the lesser of:
•	the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series H Preferred Stock dividend payment and prior to the corresponding Series H Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (ii) the Common Share Price (as defined below); and

•	0.3995 (the “Share Cap”), subject to certain adjustments;
subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.
     If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right, holders of shares of Series H Preferred Stock will not have any right to convert their shares of Series H Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series H Preferred Stock subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.
     A “Change of Control” is when, after the original issuance of the shares of Series H Preferred Stock, the following have occurred and are continuing:
•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•	following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex Equities (the “NYSE Amex”) or the NASDAQ Stock Market (“NASDAQ”) or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.
     The “Change of Control Conversion Date” will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of shares of Series H Preferred Stock.
     The “Common Share Price” will be: (i) the amount of cash consideration per share of Common Stock, if the consideration to be received in the Change of Control by holders of shares of Common Stock is solely cash; and (ii) the average of the closing prices for the shares of Common Stock on the NYSE for the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of shares of Common Stock is other than solely cash.
     On April 13, 2011, the Company, as general partner of the Essex Portrfolio, L.P., a California limited partnership (the “Operating Partnership”), enacted an amendment to the limited partnership agreement of the Operating Partnership creating a Series H Preferred Interest that provides the right to preferential distributions (in connection with the Series H Preferred Stock) and certain other rights. At the closing of the Preferred Stock Offering, the proceeds were contributed by the Company to the Operating Partnership in exchange for the Series H Preferred Interest. The foregoing summary is qualified by reference to the provisions of the amendment included as Exhibit 10.1 to this report and incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Item 8.01. Other Events.
     On April 8, 2011, the Company issued a press release announcing the pricing of the Preferred Stock Offering. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated April 8, 2011, by and among Essex Property Trust, Inc. and Wells Fargo Securities, LLC, and Raymond James & Associates, Inc., as representatives of the several Underwriters listed on Schedule A attached thereto.

3.1
Articles Supplementary reclassifying 8,000,000 shares of Common Stock as 8,000,000 shares of 7.125% Series H Cumulative Redeemable Preferred Stock, $0.0001 par value per share (incorporated by reference to Exhibit 3.17 of the Company’s Registration Statement on Form 8-A filed with the SEC on April 12, 2011).

4.1	Form of global certificate evidencing the 7.125% Series H Cumulative Redeemable Preferred Stock.

5.1	Opinion of Venable LLP, dated April 13, 2011, regarding the 7.125% Series H Cumulative Redeemable Preferred Stock.

8.1	Opinion of Baker & McKenzie LLP, dated April 13, 2011, regarding certain tax matters.

10.1	Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of April 13, 2011.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1 hereto).

99.1	Press release dated April 8, 2011.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX PROPERTY TRUST, INC.
Date: April 13, 2011	By:	/s/ Michael T. Dance
		Name:	Michael T. Dance
		Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated April 8, 2011, by and among Essex Property Trust, Inc. and Wells Fargo Securities, LLC, and Raymond James & Associates, Inc., as representatives of the several Underwriters listed on Schedule A attached thereto.

3.1
Articles Supplementary reclassifying 8,000,000 shares of Common Stock as 8,000,000 shares of 7.125% Series H Cumulative Redeemable Preferred Stock, $0.0001 par value per share (incorporated by reference to Exhibit 3.17 of the Company’s Registration Statement on Form 8-A filed with the SEC on April 12, 2011).

4.1	Form of global certificate evidencing the 7.125% Series H Cumulative Redeemable Preferred Stock.

5.1	Opinion of Venable LLP, dated April 13, 2011, regarding the 7.125% Series H Cumulative Redeemable Preferred Stock.

8.1	Opinion of Baker & McKenzie LLP, dated April 13, 2011, regarding certain tax matters.

10.1	Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of April 13, 2011.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1 hereto).

99.1	Press release dated April 8, 2011.